                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) MARCH 25, 1999.
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           First Union Residential Securitization Transactions, Inc.
              (Issuer in respect of the FURST Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 1999-A)
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             (Exact name of registrant as specified in its charter)


               Delaware                 333-3574              56-1967773
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      (State or other jurisdiction    (Commission          (IRS Employer
            of incorporation)         File Number)       Identification No.)

         c/o First Union National Bank, 230 S. Tryon Street, 9th Floor,
                           Charlotte, NC 28288-1179
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             (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code (704) 383-9568
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        (Former name or former address, if changed since last report.)

Item 5. See the monthly statement to Bondholders attached as Exhibit 20.1 hereto reflecting the required information for the MARCH 1999 payment to the FURST Mortgage Loan Trust 1999-A Mortgage Pass-Through Certificates Series 1999-A

Item 7.   Financial Statements and Exhibits.

(c) Exhibits.

Item 601 (a) of Regulation.
S-K Exhibit Number.

20.1 Monthly statement to holders of FURST Mortgage Loan Trust 1999-A Mortgage Pass-Through Certificates Series 1999-A relating to the MARCH
25, 1999 Payment Date.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of First Union Residential Securitization Transactions, Inc. by the undersigned thereunto duly authorized.


Dated: DECEMBER 3, 1999            By:   First Union National Bank, as Trust
                                         Administrator and on behalf of First
                                         Union Residential Securitization
                                         Transactions, Inc.


                                         BY:  Robert Ashbaugh
                                              ---------------------------------
                                              Vice President

                                 EXHIBIT INDEX


20.1 Monthly statement to holders of FURST Mortgage Loan Trust 1999-A Mortgage Pass-Through Certificates Series 1999-A relating to the MARCH 25, 1999 Payment Date.